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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 1, 2006

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

               Delaware                                   000-30563
      (State or other jurisdiction                (Commission File Number)
           of  incorporation)


           111 North Branch Street, Sellersville, Pennsylvania  18960
           -------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (215) 258-2800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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
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Item 3.02. Unregistered Sales of Equity Securities

       The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                                 Principal       Total Offering Price/
  Date                       Title and Amount              Purchaser            Underwriter      Underwriting Discounts
---------------------------- ------------------------ -------------------- --------------------- -----------------------
February 1, 2006             54,545 shares of         Mirus Capital                 NA           $12,000/NA
                             common stock             Management, Ltd.,
                                                      a financial
                                                      consultant
---------------------------- ------------------------ -------------------- --------------------- -----------------------
February 2, 2006             66,667 shares of         Private investor              NA           $8,000/NA
                             common stock
---------------------------- ------------------------ -------------------- --------------------- -----------------------
February 3, 2006             145,455 shares of        Consultant                    NA           $29,091/NA
                             common stock
---------------------------- ------------------------ -------------------- --------------------- -----------------------
February 8, 2006             225,000 shares of        Private investor              NA           $42,750/NA
                             common stock             (settlement)
---------------------------- ------------------------ -------------------- --------------------- -----------------------
February 10, 2006            380,000 shares of        Private investor              NA           $38,000/NA
                             common stock issued
                             upon the exercise of
                             outstanding common
                             stock purchase warrant
---------------------------- ------------------------ -------------------- --------------------- -----------------------
February 17, 2006            120,000 shares of        Private investor              NA           $12,000/NA
                             common stock issued
                             upon the exercise of
                             outstanding common
                             stock purchase warrant
---------------------------- ------------------------ -------------------- --------------------- -----------------------
February 17, 2006            80,000 shares of         Private investor              NA           $8,000/NA
                             common stock issued
                             upon the exercise of
                             outstanding common
                             stock purchase warrant
---------------------------- ------------------------ -------------------- --------------------- -----------------------
February 23, 2004            80,000 shares of         Private investor              NA           $8,000/NA
                             common stock
---------------------------- ------------------------ -------------------- --------------------- -----------------------
March 9, 2006                45,000 shares of         Consultant                    NA           $9,450/NA
                             common stock
---------------------------- ------------------------ -------------------- --------------------- -----------------------
March 14, 2006               80,000 shares of         Private investor              NA           $8,000/NA
                             common stock
---------------------------- ------------------------ -------------------- --------------------- -----------------------
March 31, 2006               150,000 shares of        Private investor              NA           $15,000/NA
                             common stock issued
                             upon the exercise of
                             outstanding common
                             stock purchase warrant
---------------------------- ------------------------ -------------------- --------------------- -----------------------
April 4, 2006                133,333 shares of        Consultant                    NA           $16,000/NA
                             common stock
---------------------------- ------------------------ -------------------- --------------------- -----------------------
May 2, 2006                  500,170 shares of        Private investor              NA           $25,008/NA
                             common stock issued
                             upon the conversion of a
                             promissory note in the
                             principal amount of
                             $22,500 (including
                             accrued interest)
---------------------------- ------------------------ -------------------- --------------------- -----------------------

The issuances of common stock to consultants are viewed as exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), under section 4(2) thereof, as transactions not involving any public offering. The private placements of the Company's common stock to individual U.S. investors, and the offerings of notes, convertible notes and common stock warrants, and shares upon conversion of notes and exercise of warrants, to U.S. investors, are viewed as exempt under the provisions of Rule 506 of Regulation D under the Securities Act.




                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Delta Mutual, Inc.


Date: May 8, 2006
                                By: /s/ Peter F. Russo
                                -------------------------------------
                                Peter F. Russo,
                                President and Chief Executive Officer




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